September 2025 We are redefining pregnancy care to reduce the burden of preterm birth   Exhibit 99.1

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The company has no obligation to provide any updates to these forward-looking statements, even if its expectations change, whether as a result of new information, future events or otherwise, except as required by law. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the company’s Registration Statement on Form S-1, most recent Annual Report on Form 10-K, and/or subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the company’s other filings with the SEC. The information in this presentation should be considered in conjunction with a review of the company’s filings with the SEC including the information in the company’s Registration Statement on Form S-1, most recent Annual Report on Form 10-K, and/or subsequent Forms 10-Q, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIALCONDITION AND RESULTS OF OPERATIONS. Safe Harbor Statement

Our vision is to become a global leader in high-value women’s health diagnostics. We’ll do this by taking a holistic approach to providing pivotal information to providers and patients—simultaneously enabling better health for moms and babies while improving the economics of healthcare delivery. Our Bold Ambition We can do better for women’s health. TOGETHER

CORPORATE OVERVIEW

Turning Data Into Better Maternal & Neonatal Outcomes

THE NEED/CHALLENGE

- 1 in 10 babies are born too soon[1]
- National Vital Statistics Data: Infants were more likely to be admitted to a NICU in 2023 than in 2016, the percentage of infants admitted rose from 8.7% to 9.8%, according to CDC[2]
- US has a D Rating from March of Dimes as it pertains to premature birth[3]

THE SOLUTION

- Usher in a new era of personalized pregnancy care through predictive diagnostics
- Use proteomics-based testing for women's health, with PreTRM® as our flagship blood-based predictor of spontaneous preterm birth risk
- PreTRM is the only clinically validated test available for early prediction of premature birth and is verified by 8 independent clinical studies

POSITIONED FOR COMMERCIAL INFLECTION

- $108.5M Cash, cash equivalents, and marketable securities as of June 30, 2025. Cash position extends through 2028 to support reaching seminal revenue inflection point
- With ~$30M annual operating spend, strong balance sheet allows Sera to push full steam ahead on commercialization
- Full PRIME data publication and publication of sub analyses coming soon
- Ongoing progress in engaging Medicaid plans in targeted states with prior PreTRM clinical study experience, with one state pilot program already launched
- Opportunity to address $25.2 billion economic cost of preterm birth in the US[3]

Reference: 1. Osterman MJK, Hamilton BE, Martin JA, Driscoll AK, Valenzuela CP. Births: Final Data for 2022. Natl Vital Stat Rep. 2024 Apr;73(2):1-56. PMID: 38625869 2 Martin JA, Osterman MJK. Increases in neonatal intensive care admissions in the United States, 2016–2023. NCHS Data Brief. 2025 Mar;525 3. marchofdimes.org/peristats/data?reg=99&top=3&stop=362&slev=1&obj=1

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA™
The Pregnancy Company®

THE Need

THE US HAS A PREMATURE BIRTH PROBLEM And identification isn’t getting better National Vital Statistics Data: Infants were more likely to be admitted to a NICU in 2023 than in 2016, according to the Centers for Disease Control. The percentage of infants admitted rose from 8.7% to 9.8% FROM 2013-20233 PRETERM BIRTH RATES IN THE US ROSE FROM 9.4% to 10.4% MARCH OF DIMES References: Martin JA, Osterman MJK. Increases in neonatal intensive care admissions in the United States, 2016–2023. NCHS Data Brief. 2025 Mar;525. DOI: https://dx.doi.org/10.15620/cdc/174581.

PREMATURE BIRTH LEADS TO

Health Cost & Implications

18X+ HIGHER BIRTH COST OF NEWBORNS

	Extremely Premature	Premature	Full Term
	< 28 weeks	< 32 weeks	37-40 weeks
	Risk of death, long NICU stay, respiratory issues, decreased organ development, infections	Respiratory issues, significant NICU stay, feeding challenges, temperature regulation, under development	No associated conditions
AVERAGE DELIVERY CARE COST	**Up to $344,355**	**$64,815**	**$18,865**
HEALTH CARE COSTS OVER 7 YEARS	$30,889 | ~7X Higher Costs	$11,799 | ~3X Higher Costs	$4,165

References: 1.Phibbs CS, et al. Birth Hospitalization Costs and Days of Care for Mothers and Neonates in California, 2009-2011. J Pediatr. 2019 Jan; 204:118-125.e14 2.Beam et al, Estimates of healthcare spending for preterm and low-birthweight infants in a commercially insured population: 2008-2016, Journal of Perinatology (2020) 40:1091–1099. - Preterm births account for 61% of neonatal costs for in-hospital deliveries3. Full term cost source: https://www.healthsystemtracker.org/brief/health-costs-associated-with-pregnancy-childbirth-and-postpartum-care/ 4. Inflation calculator: https://www.bls.gov/data/inflation_calculator.htm

THE MAJORITY OF PREGNANT WOMEN

who deliver prematurely are not identified using current methods

Only 20%

OF PREGNANT MOTHERS REPORTED RECEIVING INFORMATION ON PRETERM LABOR RISK AT THEIR 1st PRENATAL APPOINTMENT[1]


% OF SPONTANEOUS PRETERM BIRTHS IDENTIFIED THROUGH SCREENING
100% of EXPECTANT MOTHERS
81% MISSED
TRADITIONAL SCREENING METHODS
11% Prior Preterm Birth
8% Short Cervix

Reference: 1. Everyday Health Group Pregnancy & Parenting Insights, Bump Day Survey 2022; Q: "At your first prenatal appointment, what written materials did your doctor provide you with?" Saade GR, et al. Development and validation of a spontaneous preterm delivery predictor in asymptomatic women. Am J Obstet Gynecol. 2016;214(5):633.e1-24. Data on file. SMFM Consult Series #70: Management of short cervix in individuals without a history of spontaneous preterm birth Biggio, Joseph American Journal of Obstetrics & Gynecology, Volume 231, Issue 2, B2 - B13

PRODUCT AND Science

THE PURPOSE Predictive test to detect biomarkers in the blood before symptoms arise WHAT IT MEASURES Risk of developing a condition, and biological effect  HOW IT WORKS Uses advanced technologies (mass spectrometry) to analyze proteins and reveals patterns of protein expression and modification  THE SCIENCE  What is a proteomic test? Measures types & quantities of proteins present in a sample Reference: https://www.healthcaredive.com/spons/proteomic-tests-empower-precision-medicine/635232/

BLOOD-BASED BIOMARKERS

Specific proteins are associated with preterm birth risk

Discovered by Sera Prognostics in partnership with 13 Universities and Medical Institutions





IGFBP4

Insulin-like Growth Factor Binding Protein-4

Nutrient Delivery



SHBG

Sex Hormone Binding Globuline

Signals Inflammation

Reference: Saade GR, Boggess et al. Development and validation of a spontaneous preterm delivery predictor in asymptomatic women. Am J Obstet Gynecol 2016;214(5):633 e1–633 e24.

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.
©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or r

SERA™
The Pregnancy Company®

EVEN IF SHE LACKS EVIDENT RISK FACTORS Determine a Mom’s risk of spontaneous preterm birth to improve outcomes NOT HIGHER RISK

Results delivered in an average of five days from a CLIA-certified, CAP-accredited lab Blood sample kits are provided for testing during 180/7-206/7 weeks with prepaid shipment to Sera’s lab Sample collection can be performed by staff and aligns with preexisting appointments ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.   PreTRM SEAMLESSLY INTEGRATES AND COMPLEMENTS A WOMEN’S HEALTH CLINIC WORKFLOW

Pregnancies identified as higher risk by the PreTRM Test are at increased risk for*: Communicates a patient’s risk of spontaneous preterm birth & helps physicians engage with patients TEST REPORT Spontaneous preterm birth Severe adverse neonatal outcomes Longer neonatal hospital length of stay Reference: Burchard J, et al. Clinical Validation of a Proteomic Biomarker Threshold for Increased Risk of Spontaneous Preterm Birth and Associated Clinical Outcomes: A Replication Study. J. Clin. Med. 2021, 10, 5088. doi: 10.3390/jcm10215088. Available at https://www.mdpi.com/2077-0383/10/21/5088 Final

Evidence ROBUST CLINICAL

Sera Drives Strategic Advantage to Deliver Clear Insights Biobank of Blood Samples  Rich Portfolio of Evidence Demographic & Geographic Diversity Advanced Mass Spectrometry Artificial Intelligence & Machine Learning Global Dataset 20,000 pregnant women 11+ Published Studies; PRIME Pending Broad sample collection across U.S. population North America, Europe, Asia and Africa 300+ proteins analyzed Discovering important predictors EXCLUSIVE DATA ASSETS Early risk prediction such as preterm birth or preeclampsia, before symptoms manifest Improving health outcomes by identifying high-risk individuals and implementing targeted interventions  Shared decision-making by empowering patients to make informed decisions regarding prenatal care Reduced healthcare costs through improvements in the health of the baby and reducing the need for the NICU Research advancements to help understand the biology of pregnancy Technology  Platform

THE PRETRM® TEST IS THE ONLY CLINICALLY VALIDATED TEST AVAILABLE FOR EARLY PREDICTION OF PREMATURE BIRTH

PAPR Validation Study[1]

(n=5501, 11 centers)

- The PreTRM® Test is highly predictive of spontaneous preterm birth with a single blood draw during $18^{0/7}$ through $20^{6/7}$ weeks of gestation[2]
- Three Independent Studies (discovery, verification, validation) reported in a large, multi-center trial
- Published as Editor's Choice article in American Journal of Obstetrics & Gynecology (May 2016)

References:
1. Saade GR, et al. development and validation of spontaneous preterm delivery predictor in asymptomatic women. Am J Obstet Gynecol. 2016;214:633e1-24.
2. Burchard, J., et al. Better Estimation of Spontaneous Preterm Birth Prediction Performance through Gestational Age Dating. J. Clin. Med. 2022, 11, 2885. doi.org/10.3390/jcm11102885

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA™
The Pregnancy Company®

PRIME ABSTRACT & AVERT STUDY

Multiple studies have demonstrated an effective approach to managing patients identified as higher risk with the PreTRM® Test

PRIME ABSTRACT

The Randomized Controlled Trial Involved:

19 U.S. sites, including community practices and university-based or -associated medical centers

Enrolled 5018 patients

Presented at SMFM Annual Meeting 2025

From November 2020 – December 2023

AVERT STUDY

The Historically Controlled Trial Involved:

ChristianaCare Hospital (Newark, DE)

Enrolled 1873 patients in the prospective arm compared to 10,000 historical controls

Published in Diagnostics

From June 2018 – September 2020



SERA PROGNOSTICS®
The Pregnancy Company®

Neonatal Impact of Prematurity Risk Biomarker Screening with Targeted Interventions: A Multicenter Randomized Controlled Trial

Brian K. Iriye[1]; John O'Brien[2]; Christopher S. Ennen[3]; Perry Barrilleaux[4]; Jill Berkin[5]; Anna Palatnik[6]; Moeun Son[7]; Cynthia Gyamfi-Bannerman[8]; Mollie McDonald[9]; Glenn Markenson[10]; Anthony C. Sciscione[11]; Joseph R. Biggio, Jr.[12]; Samuel Wolf[13] Scott Sullivan[14]; Michael Walker[15]; Babak Shahbaba[16]; Stephen P. Pound[17]

[1]Hera Women's Health, Las Vegas, NV; [2]University of Kentucky, Lexington, KY; [3]University of Virginia School of Medicine, Charlottesville, VA; [4]Ochsner Louisiana State University Health Shreveport, Shreveport, LA; [5]Icahn School of Medicine at Mount Sinai, New York, NY; [6]Medical College of Wisconsin, Milwaukee, WI; [7]Weill Cornell Medicine, New York, NY; [8]Univers of California, San Diego, San Diego, CA; [9]Austin Maternal-Fetal Medicine, Austin, TX; [10]Boston Medical Center, Boston, MA; [11]Christiana Care Health System, Newark, DE; [12]Ochsner Health, New Orleans, LA; [13]Emerald Coast OBGYN Clinical Resear Panama City, FL; [14]Inova Fairfax Medical Campus, Fairfax, VA; [15]Walker Bioscience, Carlsbad, CA; [16]University of California Irvine, Irvine, CA; [17]Virginia Physicians for Women, North Chesterfield, VA

Objective: Obstetric advances have had limited impact on preterm birth (PTB) rates and neonatal outcomes. We assessed outcomes in a cohort of average risk singleton pregnancies using biomarker-based PTB risk stratification, followed by interventions for those identified at higher risk.

Study Design: This randomized controlled trial enrolled 5,018 singleton pregnancies at 19 U.S. centers from 2020-2023. Individuals with prior PTB, short cervix, severe maternal conditions, or known genetic/fetal anomalies were excluded. We measured the ratio of maternal circulating insulin-like growth factor-binding protein 4 to sex hormone-binding globulin between 18w0d and 20w6d, with participants randomized 1:1. The control arm, blinded to test results, received usual care, while the prevention arm received test results. Prevention arm participants identified as high-risk were offered a regimen of daily vaginal progesterone, low-dose aspirin, and weekly nursing calls. Lower-risk participants in the preventio arm received usual care. Follow up continued through delivery and neonatal discharge. The prespecified modified intent-to-treat (mITT) analysis included the control group, prevention arm low-risk participants, and high-risk participants who consented to intervention by 24 weeks, while excluding those hospitalized with COVID-19. Primary outcomes included neonatal length of stay (NNLOS) and a composite morbidity index (NMI). A planned intent-to-treat (ITT) analysis assessed multiple neonatal outcomes.

Results: Baseline characteristics did not differ between arms. mITT analysis of co-primary outcomes (Table 1) showed significantly decreased NMI and NNLOS in the prevention arm. The ITT analysis diagnostics
Impact Factor 3.0
CiteScore 4.7
Published in PubMed
ISSN 2075-4418
Effectiveness of a Preterm Birth Risk Biomarker Test-and-Treatment Strategy
Volume 14 · Issue 14 July-2 2024
MDPI

References: Hoffman MK, Kitto C, Zhang Z, Shi J, Walker MG, Shahbaba B, Ruhstaller K. Neonatal Outcomes after Maternal Biomarker-Guided Preterm Birth Intervention: The AVERT PRETERM Trial. Diagnostics. 2024; 14(14):1462. https://doi.org/10.3390/diagnostics14141462

Iriye, B.K. et al. Neonatal Impact of Prematurity Risk Biomarker Screening with Targeted Interventions: A Multicenter Randomized Controlled Trial. Presented at the Society for Maternal-Fetal Medicine Annual Pregnancy Meeting, Friday, January 31, 2025 (Abstract LB05).

SERA™
The Pregnancy Company®

AVERT STUDY

PreTRM® Test shown in clinical validation studies to be more effective in reducing neonatal impacts than current measures

The number of patients needed to screen (NNS) to improve a clinical outcome is a convenient and widely used metric that informs both the economic and clinical impact of a screening test:

- The lower the NNS the better
- The NNS for established evidence-based tests recommended by the professional societies can be compared to PreTRM's screen-and-treat approach

Number (of mothers) Needed to Screen to prevent **NICU admission**: comparison between widely adopted screening vs PreTRM: **lower number indicates greater efficiency**

Screening	Number needed to screen
Transvaginal Ultrasound Cervical Length + Progesterone to prevent NICU Admission[1]	150 MOMS
Glucose screening test to prevent NICU Admission[2]	50 MOMS
Sera PreTRM risk screening test to prevent NICU Admission	40 MOMS — More than **3x** more efficient than ultrasound

Number Needed to Screen for PreTRM to prevent **1 NICU day**

Just **4** moms need to be screened to prevent 1 NICU day stay

Demonstrated in AVERT study[3]: ~4

References: 1. Am J Obstet Gynecol. 2016 February ; 214(2): 235–242. doi:10.1016/j.ajog.2015.09.102.
2.JAMA. 2021;326(6):531-538. doi:10.1001/jama.2021.11922. 3. Data on file

THE PRIME ABSTRACT Prematurity Risk Assessment Combined With Clinical Interventions for Improving Neonatal OutcoMEs PRIME Most Recent Evidence Shows Efficacy Across Different Populations A pioneering clinical trial assessing the efficacy of the PreTRM Test and preventive interventions in lowering the occurrence of adverse pregnancy outcomes. Achievement of a primary endpoint resulted in the early termination of the study.

PRIME ABSTRACT + AVERT STUDY DEMONSTRATED HIGH CLINICAL UTILITY Studies Show PreTRM Test Significantly Improves Neonatal Outcomes LOWER NEONATAL MORBIDITY & MORTALITY 20% reduction in neonatal morbidity and mortality DECREASE IN NICU ADMISSIONS AND LENGTH OF STAY There was a 22% decrease in NICU admissions and an 8% reduction in length of stay INCREASE IN GESTATIONAL AGE The odds of delivery before 35 weeks decreased by 35% COST SAVINGS FROM PRETRM SCREENING Only 4 women needed to be screened with PreTRM to prevent 1 day in the NICU  Reference: Iriye, B.K. et al. Neonatal Impact of Prematurity Risk Biomarker Screening with Targeted Interventions: A Multicenter Randomized Controlled Trial. Presented at the Society for Maternal-Fetal Medicine Annual Pregnancy Meeting, Friday, January 31, 2025 (Abstract LB05).

EVIDENCE-BASED, TARGETED INTERVENTIONS FROM PRIME ABSTRACT & AVERT STUDY

Clear direction on managing higher risk pregnancies complementary with guidelines



Low-Dose Aspirin (81 mg)
Taken orally daily until $36^{6/7}$ weeks gestation

Vaginal Progesterone (200 mg)
Administered daily as a 200 mg micronized progesterone suppository until $36^{6/7}$ weeks' gestation

Care Management
Weekly phone calls are made by a trained, registered nurse

References: Hoffman MK, Kitto C, Zhang Z, Shi J, Walker MG, Shahbaba B, Ruhstaller K. Neonatal Outcomes after Maternal Biomarker-Guided Preterm Birth Intervention: The AVERT PRETERM Trial. Diagnostics. 2024; 14(14):1462. https://doi.org/10.3390/diagnostics14141462

Iriye, B.K. et al. Neonatal Impact of Prematurity Risk Biomarker Screening with Targeted Interventions: A Multicenter Randomized Controlled Trial. Presented at the Society for Maternal-Fetal Medicine Annual Pregnancy Meeting, Friday, January 31, 2025 (Abstract LB05).

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA™
The Pregnancy Company®

PATHWAY TO Commercialization

Ushers in a new era of personalized pregnancy care THE PRETRM® TEST

WITH PRIME PUBLICATION We Are Entering Commercialization Stage Follows Key Milestones (Guidelines, Reimbursement) Market Adoption % R&D SERA FOUNDED 2025 PRIME STUDY EXPECTED Broad Market Adoption Clinical Validation & Evidence Generation Targeted Adoption INFLECTION POINT ILLUSTRATIVE Revenue TODAY Next Phase Guideline Inclusion & Payer Coverage

KEY 12-24 MONTH REVENUE ACCELERATION INITIATIVES Geographic Focus: Investment in driving volume Additional Key Account Managers & Payer Staff Continue institutional (large hospitals and IDN) conversations,  armed with PRIME data Pilots focus on state level Medicaid programs Develop individualized programs tailored to each local Medicaid population where PreTRM is encouraged for the entire patient population with focus on key outcome metrics Develop individualized programs tailored to institution where PreTRM is encouraged for the entire physician community of the institution with focus on key outcome metrics Add sales resources when deals are closed to educate and encourage adoption Expand these programs to additional states through: Ecosystem Engagement: Building density of adoption Focusing sales efforts on priority target physicians and their practices: Those who have participated in our clinical trials Early adopters who have expressed interest in and have tried PreTRM Expand to physicians who are locally influenced by innovators and early adopters Add sales resources in geographies of these groups to educate and encourage further adoption in additional physician groups More direct state by state outreach begin with 6 and expand Additional efforts with insurer administrators Add research resources in geographies of these groups to capture data on effectiveness of Medicaid pilots Pathway to Reaching Commercial Inflection OUR FOCUS

REACHING PAYERS WITH

Health Economic Data

Illustrative impact for example small insurance plan

95% Confidence Interval Cumulative Net Impact

Key assumptions:

Covered lives: 812,000
Pregnancies/year: 8,607
Eligible for test: 88%;
Screen Positive: 24%
Intervention acceptance: 65%
Cost: Test=$750
Cost of intervention=$1,200
Savings per person screened: $4,234/ 52w



Cumulative Budget Impact Over Time
Model based on PRIME abstract outcomes applied to 1M covered lives in a commercial plan to identify savings from PreTRM testing of moms over time
Break-even: Weeks 48-56
(varies based on cost of care rates across states)
CUMULATIVE BUDGET IMPACT ($) MILLIONS
8
6
4
2
0
-2
0
20
40
60
80
100
120
WEEKS

Source: Model to be presented at ISPOR EUROPE 2025, Nov 2025

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA™ The Pregnancy Company®

Reaching Moms with Premature Birth Education WEEK 15 EMAIL PreTRM.com JAN 01 – AUG 04 REACH OF US PREGNANT WOMEN 80% MONTHLY VISITORS 1.1MM 93% REACH OF FIRST TIME MOMS EVERYDAYHEALTH DIGITAL PARTNERSHIP 2025 SESSIONS: 161,309 2024 SESSIONS: 72,404

Leadership Team THE

Sera Leadership Zhenya Lindgardt President & CEO Former VP of Platform & Customer Engagement, Uber Technologies Former Senior Partner & Managing Director, The Boston Consulting Group Former CEO, The Commons Project Foundation MBA, Harvard University Former VP, Finance & Corporate Controller, Sera Former finance team member, Myriad Former auditor, Ernst & Young LLP Master of Accounting University of Utah; CPA Austin Aerts Chief Financial Officer Former National Precision Oncology General Manager, Commercial  team Former VP, US Oncology & Customer Service Lee Anderson Chief Commercial Officer Jay Boniface, Ph.D. Chief Scientific Officer Robert G. Harrison Chief Information Officer Benjamin Jackson General Counsel Paul Kearney, Ph.D Chief Data Officer Michael Foley, M.D. Medical Advisor Doug Roach VP of Commercial Angie Fox VP of Clinical Operations Nikki Martin VP of Quality & Regulatory Jennifer Cohrs Head of Marketing Jennifer Zibuda Head of Investor Relations

Educate Providers. Empower Moms. HELP Babies. Advance Science. Elevate Care. Reach Maternity Deserts. Inform Payers. Evoke Change. TOGETHER, WE CAN DO BETTER PRESENT-105 / 08-25